                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               February 9, 2005

                          Wabash National Corporation
            (Exact name of registrant as specified in its charter)

          Delaware               1-10883                 52-1375208
-----------------------------   ----------   ---------------------------------
(State or other jurisdiction   (Commission   (IRS Employer Identification No.)
     of incorporation)           File No.)

          1000 Sagamore Parkway South, Lafayette, Indiana    47905
      -----------------------------------------------------------------
      (Address of principal executive offices)               (Zip Code)

              Registrant's telephone number, including area code:
                                (765) 771-5310

                                ----------------

                                Not applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02 - Results of Operations and Financial Condition

The information disclosed under Item 8.01 is incorporated by reference into this Item 2.02.

Item 8.01 - Other Events

On February 9, 2005, Wabash National Corporation issued a press release, which is attached hereto as Exhibit 99.1. On February 10, 2005, the registrant held a publicly available conference call at which the presentation attached hereto as Exhibit 99.2 was made. Exhibit 99.1 and 99.2 are hereby incorporated by reference into this Item 8.01.

Item 9.01 - Financial Statements and Exhibits.


(c)   Exhibits

            99.1  Wabash National Corporation press release dated February 9,
                  2005.

            99.2  Wabash National Corporation presentation dated February 10,
                  2005.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   WABASH NATIONAL CORPORATION

Date:  February 10, 2005           By: /s/ Robert J. Smith
                                       -----------------------------------------
                                       Robert J. Smith
                                       Senior Vice President and Chief Financial
                                       Officer

                                EXHIBIT INDEX


 EXHIBIT NO.     DESCRIPTION
 -----------     -----------------------------------------------
99.1             Wabash National Corporation Press Release dated
                 February 9, 2005

99.2             Wabash National Corporation Presentation dated
                 February 10, 2005